UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2013 (January 23, 2013)
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The Scotts Miracle-Gro Company
(Exact name of registrant as specified in its charter)
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Ohio	001-11593	31-1414921
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

14111 Scottslawn Road, Marysville, Ohio	43041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (937) 644-0011
Not applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of David C. Evans as Chief Financial Officer and Executive Vice President, Strategy and Business Development

On January 28, 2013, The Scotts Miracle-Gro Company (the “Company”) announced that David C. Evans has decided to resign as the Company's Chief Financial Officer and Executive Vice President, Strategy and Business Development. Mr. Evans will remain in his current role with the Company through the filing of the Company's first quarter results. Mr. Evans' resignation is expected to become effective February 15, 2013. The Company has begun identifying and interviewing internal and external candidates to replace Mr. Evans. A copy of the Company's news release announcing Mr. Evans' resignation is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(a)     Financial statements of businesses acquired:
         Not applicable.

(b)    Pro forma financial information:
         Not applicable.

(c)     Shell company transactions:
         Not applicable.

(d)    Exhibits:

Exhibit No.	Description

99.1	News Release issued by The Scotts Miracle-Gro Company on January 28, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY

Dated: January 28, 2013	By: /s/ VINCENT C. BROCKMAN
Name: Vincent C. Brockman
Title: Executive Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated January 28, 2013
The Scotts Miracle-Gro Company

Exhibit No.	Description

99.1	News Release issued by The Scotts Miracle-Gro Company on January 28, 2013

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